SCHEDULE 14A
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INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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☐	Preliminary Proxy Statement	☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement
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ORIENTAL FINANCIAL GROUP INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials Meeting Information Meeting Type: Annual Meeting ORIENTAL FINANCIAL GROUP INC. For holders as of: March 05, 2010 Date: April 30, 2010 Time: 10:00 AM EDT Location: Oriental Center Professional Offices Park 997 San Roberto Street 8th Floor San Juan, Puerto Rico You are receiving this communication because you hold shares in the above named company. ORIENTAL FINANCIAL GROUP INC. C/O AMERICAN STOCK TRANSFER & TRUST CO. This is not a ballot. You cannot use this notice to vote 6201 15TH AVENUE these shares. This communication presents only an BROOKLYN, NY 11219 overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the R2.09.05.010 important information contained in the proxy materials before voting. _1 0000051984 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice & Proxy Statement How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BYTELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 18, 2010 to facilitate timely delivery. . To facilitate timely delivery please make the request as instructed above on or before How To Vote Please Choose One of The Following Voting Methods R2.09.05.010 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special _2 requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. 0000051984 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 José J. Gil de Lamadrid 02 José Rafael Fernández 03 Maricarmen Aponte The Board of Directors recommends you vote FOR the following proposal(s): 2 Replenishment of Shares Reserved for Issuance under the Omnibus Performance Incentive Plan 3 Amendment to the Omnibus Performance Incentive Plan 4 Amendment to Article Fourth of the Certificate of Incorporation 5 Ratification of Selection of Independent Auditors NOTE: The undersigned hereby acknowledges receipt of the accompanying proxy statement for the annual meeting prior to signing this proxy. R2.09.05.010 _3 0000051984

0000051984_4 R2.09.05.010